Long-Term Debt	9 Months Ended
Sep. 30, 2016
Centennial Resource Production, LLC (Centennial OpCo)
LongTerm Debt

Note 8—Long‑Term Debt

Credit Agreement

The Predecessor’s amended and restated credit agreement (“credit agreement”), dated October 15, 2014, includes both a term loan commitment of $65.0 million (the “term loan”) and a revolving credit facility (the “revolving credit facility”) with commitments of $500.0 million (subject to the borrowing base), with a sublimit for letters of credit of $15.0 million. The revolving credit facility matures on October 15, 2019 and the term loan matures on April 15, 2018.

The borrowing base under the revolving credit facility is determined at the discretion of the lenders and depends on, among other things, the volumes of the Predecessor’s proved oil and natural gas reserves and estimated cash flows from these reserves and the Predecessor’s commodity hedge positions. In April 2016, the borrowing base was reaffirmed at $140.0 million. The next regular redetermination date is scheduled for October 2016.

As of September 30, 2016, borrowings under the revolving credit facility were $124.0 million and $0.5 million of outstanding letters of credit, leaving $15.5 million in borrowing capacity under the revolving credit facility.

The term loan, net of unamortized deferred financing costs on the accompanying condensed consolidated balance sheets as of September 30, 2016 and December 31, 2015, consisted of the following:

	September 30,	December 31,
	2016	2015
	(in thousands)
Term loan	$65,000	$65,000
Unamortized deferred financing costs	(238)	(351)
Term loan, net of unamortized deferred financing costs	$64,762	$64,649

The credit agreement also has customary covenants with which the Predecessor was in compliance as of September 30, 2016.